CORNERSTONE STRATEGIC VALUE FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179

                          ----------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 15, 2008

                          ----------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the "Fund"), will be held at 11:30 a.m., eastern time, on April 15, 2008 at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

     1. To approve the election of two directors to hold office until the year 2011 Annual Meeting of Stockholders (Proposal No. 1); and

     2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 19, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Meeting or any adjournment thereof. The stock transfer books will not be closed.

     Copies of the Fund's most recent annual report may be ordered free of charge by any stockholder by writing to the Fund, c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling collect (212) 272-3550.

                                         By Order of the Board of Directors


                                         Gary A. Bentz
                                         Secretary



Dated: February 29, 2008

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
REGISTRATION

CORPORATE ACCOUNTS                            VALID SIGNATURE

(1) ABC Corp.                                 ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.                                 John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                   John Doe
(4) ABC Corp. Profit Sharing Plan             John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                 Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78      Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA.            John B. Smith
(2) John B. Smith                             John B. Smith, Jr., Executor

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179

                          ----------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 15, 2008

                          ----------------------------


GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2008 (the "Meeting") to be held 11:30 a.m., eastern time, on April 15, 2008 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders of the Fund ("Stockholder(s)") on or about February 29, 2008.

     Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Stockholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Edwin Meese III and Ralph W. Bradshaw as the nominees for Class I Director.

     In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

     At least one-third of the Fund's Stockholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

     The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

     Only holders of the Fund's issued and outstanding shares of common stock of record at the close of business on February 19, 2008 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on February 19, 2008 was 26,643,986. The Fund is a diversified, closed-end management investment company.

     Copies of the Fund's most recent annual report may be ordered free of charge to any Stockholder by writing to the Fund, c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by telephone by calling the Fund collect at (212) 272-3550. This report is not to be regarded as proxy-soliciting material.

     This Proxy Statement is first being mailed to Stockholders on or about February 29, 2008.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     In accordance with the Fund's By-laws, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     At the Meeting, Stockholders will be asked to elect two Class I Directors to hold office until the year 2011 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class I Directors, currently consisting of Messrs. Edwin Meese III and Ralph W. Bradshaw, expires at the year 2011 Annual Meeting or thereafter until his respective successor is duly elected and qualified. If elected, each nominee has consented to serve as a Director of the Fund until his successor is duly elected and qualified. Each Nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of these nominees. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table sets forth the names, addresses, birth dates and principal occupations of each of the nominees for election as Directors:


                                                 NOMINEES
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                       IN FUND       DIRECTORSHIPS HELD
NAME AND               POSITION(S)    TERM OF                                          COMPLEX       BY NOMINEE FOR
ADDRESS(1)             WITH           OFFICE     PRINCIPAL OCCUPATION OVER             OVERSEEN      DIRECTOR OUTSIDE OF
(BIRTH DATE)           FUND           SINCE      PAST 5 YEARS                          BY DIRECTOR   FUND COMPLEX*
-----------------------------------------------------------------------------------------------------------------------------
Class I Non-Interested Nominee to serve until the Year 2011 Annual Meeting of Stockholders:

Edwin Meese III        Director;      2001       Distinguished Fellow, The Heritage         3        Director of Carrington
(Dec. 1931)            Audit,                    Foundation Washington D.C.;                         Laboratories, Inc.
                       Nominating                Distinguished Visiting Fellow at the
                       and Corporate             Hoover Institution, Stanford
                       Governance                University; Senior Adviser,
                       Committee                 Revelation L.P.; Director/Trustee
                       Member                    of Cornerstone Total Return Fund, Inc.
                                                 and Cornerstone Progressive Return Fund

Class I Interested Nominee to serve until the Year 2011 Annual Meeting of Stockholders:

Ralph W. Bradshaw      Chairman       1998       President, Cornerstone Advisors,           3
(Dec. 1950)**          of the Board              Inc.; Financial Consultant; President
                       of Directors              and Director/Trustee of Cornerstone
                       and President             Total Return Fund, Inc. and
                                                 Cornerstone Progressive Return Fund

-----------------
     (1) The mailing address of each Nominee with respect to Fund operations is 383 Madison Avenue, 23rd Floor, New York, NY 10179.
     * As of December 31, 2007, the Fund Complex is comprised of the Fund, Cornerstone Total Return Fund, Inc., and Cornerstone Progressive Return Fund, all of which are managed by Cornerstone Advisors, Inc. Each of the above Nominees oversee all of the Funds in the Fund Complex.
     ** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.

                                       REMAINING BOARD OF DIRECTORS

     The following tables set forththe names, addresses, birth dates, and principal occupations of each of the remaining Directors of the Fund.

                                                                                      NUMBER OF
                                                                                       PORTFOLIOS
                                                                                       IN FUND       DIRECTORSHIPS HELD
NAME AND               POSITION(S)    TERM OF                                          COMPLEX       BY NOMINEE FOR
ADDRESS(1)             WITH           OFFICE     PRINCIPAL OCCUPATION OVER             OVERSEEN      DIRECTOR OUTSIDE OF
(BIRTH DATE)           FUND           SINCE      PAST 5 YEARS                          BY DIRECTOR   FUND COMPLEX*
-----------------------------------------------------------------------------------------------------------------------------
Class II Non-Interested Directors to serve until the Year 2009 Annual Meeting of Stockholders:

Scott B. Rogers        Director;       2000      Chairman, Board of Health Partners,   3             Chairman and Director,
(July 1955)            Audit,                    Inc.; Chief Executive Officer,                      Recycling Unlimited;
                       Nominating and            Asheville Buncombe Community                        Director of A-B
                       Corporate                 Christian Ministry; and President,                  Vision Board,
                       Governance                ABCCM Doctor's Medical Clinic;                      Interdenominational
                       Committee                 Appointee, NC Governor's Commission on              Ministerial Alliance,
                       Member                    Welfare to Work; Director/Trustee of                Faith Partnerships, Inc.
                                                 Cornerstone Total Return Fund, Inc.
                                                 and Cornerstone Progressive Return Fund

Thomas H. Lenagh       Director;       1987      Independent Financial Advisor;        3             Director of Adams
(Nov. 1924)            Audit,                    Director of Photonics Products Group;               Express Company,
                       Nominating and            Director/Trustee of Cornerstone Total               Petroleum and Resources
                       Corporate                 Return Fund, Inc. and Cornerstone                   Corporation, and
                       Governance                Progressive Return Fund                             PPGI Industries
                       Committee
                       Member

Class III Non-Interested Directors to serve until the Year 2010 Annual Meeting of Stockholders:

Glenn W.               Director;       2000      Chairman of Tower Associates, Inc.;   3             Director of Wachovia
Wilcox, Sr.            Chairman of               Chairman of the Board and Chief                     Corp. WNC Regional
(Dec. 1931)            Audit Committee           Executive Officer of Wilcox Travel                  Advisory Board;
                       and Nominating            Agency, Inc.; Director/Trustee of                   Director of Champion
                       and Corporate             Cornerstone Total Return Fund, Inc.                 Industries, Inc.
                       Governance                and Cornerstone Progressive Return
                       Committee                 Fund
                       Member

Andrew A. Strauss      Director;       2000      Attorney and senior member of         3             Director of Memorial
(Nov. 1953)            Chairman of               Strauss & Associates, P.A.,                         Mission Hospital
                       Nominating and            Attorneys, Asheville and                            Foundation, Deerfield
                       Corporate                 Hendersonville, NC; previous                        Episcopal Retirement
                       Governance                President of White Knight                           Community and
                       Committee and             Healthcare, Inc. and LMV Leasing,                   Asheville
                       Audit Committee           Inc., a wholly owned subsidiary                     Symphony
                       Member                    of Xerox Credit Corporation;
                                                 Director/Trustee of Cornerstone
                                                 Total Return Fund, Inc. and
                                                 Cornerstone Progressive Return Fund

--------------
     (1) The mailing address of each Director with respect to Fund operations is 383 Madison Avenue, 23rd Floor, New York, NY 10179.
     * As of December 31, 2007, the Fund Complex is comprised of the Fund, Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund, all of which are managed by Cornerstone Advisors, Inc. Each of the above Directors oversee all of the Funds in the Fund Complex.

     The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2007. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                DOLLAR RANGE OF             AGGREGATE DOLLAR RANGE OF EQUITY
                                EQUITY SECURITIES           IN ALL FUNDS OVERSEEN BY
NAME                            SECURITIES IN THE FUND      DIRECTORS IN FUND COMPLEX
--------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS


Thomas H. Lenagh                 0                          $10,001-$50,000
Edwin Meese III                  0                          0
Scott B. Rogers                  0                          Over $100,000
Andrew A. Strauss               $1-$10,000                  $1-$10,000
Glenn W. Wilcox Sr.             $1-$10,000                  $10,001-$50,000


INTERESTED DIRECTOR

Ralph W.                        $50,001-$100,000            Over $100,000
Bradshaw


                                   EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current officers of the Fund are:


NAME AND
ADDRESS (1)                                   TERM OF
(BIRTH DATE)         POSITION WITH FUND       OFFICE SINCE     PRINCIPAL OCCUPATION OVER PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
William A. Clark     Vice President           2004             Director and Stockholder of Cornerstone
(Oct. 1945)                                                    Advisors, Inc.; Vice President and former
                                                               Director/Trustee of Cornerstone Strategic
                                                               Value Fund, Inc. and Cornerstone Progressive
                                                               Return Fund; Financial Consultant; former
                                                               Director of Investors First Fund, Inc.

Gary A. Bentz        Chief Compliance         2004, 2008       Chairman and Chief Financial Officer
(June 1956)          Officer; Secretary                        of Cornerstone Advisors, Inc.; previous
                                                               Director, Vice President and Treasurer of the
                                                               Fund and Cornerstone Strategic Value Fund, Inc.;
                                                               Financial Consultant, C.P.A.; Chief Compliance
                                                               Officer and Secretary of Cornerstone Strategic
                                                               Value Fund, Inc. and Cornerstone Progressive
                                                               Return Fund

Kayadti A. Madison   Treasurer                2007             Associate Director of Bear, Stearns & Co. Inc.
(Feb. 1974)                                                    since 2007 and Vice President from 2005 to 2007.
                                                               Senior fund administrator of Bear Stearns Funds
                                                               Management Inc. from 1999 to 2005; Treasurer of
                                                               Cornerstone Strategic Value Fund, Inc. and
                                                               Cornerstone Progressive Return Fund
------------
     (1)  The officers' address is the same as the Fund's.

     Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2007, to each Director of the Fund in his capacity solely as a Director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.


                                     AGGREGATE          TOTAL COMPENSATION
                        DIRECTOR     COMPENSATION       FROM FUND AND FUND
NAME OF DIRECTOR        SINCE        FROM FUND        COMPLEX* PAID TO DIRECTOR
--------------------------------------------------------------------------------
Glenn W. Wilcox, Sr.     2000        $20,000               $34,726.03
Andrew A. Strauss        2000        $20,000               $34,726.03
Edwin Meese III          2001        $20,000               $34,726.03
Scott B. Rogers          2000        $20,000               $34,726.03
Thomas H. Lenagh         1987        $20,000               $34,726.03
Ralph W. Bradshaw        1998        0                     0

-----------
     * For compensation purposes, the Fund Complex refers to the Fund, Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund, all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2007.

     DIRECTOR TRANSACTIONS WITH FUND AFFILIATES. As of December 31, 2007, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisers, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

     Each Director attended at least seventy-five (75%) percent of the five (5) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.


THE AUDIT COMMITTEE

     During the calendar year ended December 31, 2007, the Audit Committee was composed of all directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act and Section 121A of the American Stock Exchange, LLC ("AMEX") rules. The members of the Audit Committee during this period were Messrs. Wilcox, Sr., Strauss, Rogers, Meese, and Lenagh. The Board of Directors has adopted an audit committee charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened four (4) times during the 2007 calendar year.

     The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Strauss, Rogers, Meese, and Lenagh, all of whom are directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act and in Section 121A of the AMEX rules. The Committee has a written charter. The Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the mutual fund industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

     The Committee will consider all nominees recommended by Stockholders of the Fund, so long as Stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. Currently, the By-laws provide that the deadline for submitting a Stockholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2009 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is October 31, 2008. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on December 1, 2008 nor earlier than the close of business on October 31, 2008. Stockholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of Stockholder proposals and director nominations.

     During the calendar year ended December 31, 2007, the Nominating Committee met and discussed the nomination of the Class III Directors for the 2007 Annual Meeting of Stockholders. In 2008, the Committee met and discussed the nomination of the Class I Directors of the Fund for the 2008 Annual Meeting of Stockholders. Each Nominee was recommended by the non-interested Directors.

REQUIRED VOTE

     Directors are elected by a plurality (a simple majority of the votes cast at a meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. EDWIN MEESE III AND RALPH W. BRADSHAW AS CLASS I DIRECTORS OF THE FUND.


                             AUDIT COMMITTEE REPORT

     In 2008, the Audit Committee met with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund's audited financial statements for the calendar year ended December 31, 2007. The Fund's independent registered public accounting firm represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

     The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

     Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the calendar year ended December 31, 2007 filed with the Securities and Exchange Commission ("SEC").

     This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

     The Audit Committee of the Board of Directors has selected Tait, Weller & Baker LLP to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.


                                                 Respectfully submitted,


                                                 Glenn W. Wilcox, Sr.
                                                 Andrew A. Strauss
                                                 Scott B. Rogers
                                                 Edwin Meese III
                                                 Thomas H. Lenagh


         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund's independent registered public accounting firm for the calendar year ended December 31, 2007, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund's registered public accounting firm for the calendar year ended December 31, 2008.

     A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Stockholders, but may be available by telephone to respond to appropriate questions from Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the year ended December 31, 2007 and 2006 were:

        SERVICE                          2007                  2006
--------------------------------------------------------------------------------
        Audit Fees                    $  17,200             $  16,400
        Audit-Related Fees               0                     0
        Tax Fees (1)                     3,500                 3,300
        All Other Fees                   0                     0
                                      ---------             ---------
        Total                         $  20,700             $  19,700
                                      =========             =========

--------------
     (1) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

     All of the services performed by the Fund's independent registered public accounting firm, including audit-related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. The Audit Fees for the years ended December 31, 2007 and 2006 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2007 and 2006 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual. "All Other Fees" includes fees incurred related to merger, accounting research, and other special projects.

     The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's independent registered public accounting firm to audit the Fund's financial statements for the calendar year ended December 31, 2007, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

    INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

     Cornerstone Advisors, Inc. has acted as the Fund's investment adviser ("Investment Adviser") since 2001, and has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Cornerstone Advisors, Inc. was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to two other closed-end funds, Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund. Messrs. Bradshaw, Bentz and Clark are the only stockholders of the Investment Adviser.

     Mr. Bradshaw, an owner of Cornerstone Advisors, Inc., is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, formerly the Vice President, Treasurer and a Director of the Fund and currently Chief Compliance Officer and Secretary of the Fund, and Mr. Clark, formerly a Director and currently Vice President of the Fund, are also owners of Cornerstone Advisors, Inc. The address of Messrs. Bradshaw, Bentz, and Clark is One West Pack Square, Suite 1650, Asheville, North Carolina 28801.

THE ADMINISTRATOR

     Bear Stearns Funds Management Inc., whose address is 383 Madison Avenue, 23rd Floor, New York, New York 10179, currently acts as the Administrator of the Fund.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC and the AMEX. The Fund believes that the Fund's directors and officers, the Fund's Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2007.


                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

     The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on February 19, 2008:

NAME AND ADDRESS OF BENEFICIAL OWNER   SHARES OF COMMON STOCK BENEFICIALLY OWNED
--------------------------------------------------------------------------------
None


     Additionally, on February 19, 2008, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 26,019,792 shares of the Fund, equal to approximately 97.7% of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

     The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund has filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

     The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.


                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.


                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by Stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2009, must be received by the Fund addressed to Cornerstone Strategic Value Fund, Inc., c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 in advance of the meeting as set forth in this document.

                                     CORNERSTONE STRATEGIC VALUE FUND, INC.


                                     Gary A. Bentz, Secretary

Dated: February 29, 2008

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER

I. AUDIT COMMITTEE MEMBERSHIP AND QUALIFICATIONS

     The Audit Committees of the Cornerstone Strategic Value Fund, Inc., the Cornerstone Total Return Fund, Inc. and the Cornerstone Progressive Return Fund, each shall consist of at least three members appointed by the respective Boards. The Boards may replace members of the respective Audit Committees for any reason.

     No member of a Fund's Audit Committee shall be an "interested person" of that Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Fund's Board of Directors or Board of Trustees (either, the "Board") or a committee of the Board.

     The Boards shall determine annually whether any member of the Audit Committees are an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II. PURPOSES OF THE AUDIT COMMITTEE

     The purposes of the Audit Committees are:

     (a) to oversee the accounting and financial reporting processes of the respective Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

     (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of a Fund's financial statements and the independent audit thereof;

     (c) to oversee, or, as appropriate, assist Board oversight of, a Fund's compliance with legal and regulatory requirements that relate to a Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

     (d) to approve prior to appointment the engagement of a Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of a Fund's independent auditors; and

     (e) to act as a liaison between a Fund's independent auditors and the full Board.

     The independent auditors for a Fund shall report directly to the respective Audit Committee.

III. DUTIES AND POWERS OF THE AUDIT COMMITTEES

     To carry out its purposes, the Audit Committees shall have the following duties and powers:

     (a) to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on a Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company
          Act) the selection, retention or termination of a Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

          (i) all relationships between the independent auditor and a Fund, as well as a Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to a Fund;

          (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

          (iii) the audit firm's internal quality-control procedures.

     It is a responsibility of each Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

     (b) to approve prior to appointment the engagement of the auditor to provide other audit services to a Fund or to provide non-audit services to a Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of a Fund;

     (c) to develop, to the extent deemed appropriate by an Audit Committee, policies and procedures for pre-approval of the engagement of a Fund's auditors to provide any of the services described in (b) above;

     (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring preapproval by an Audit Committee are identified and referred to the Committee in a timely fashion;

     (e) to consider whether the non-audit services provided by a Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to a Fund, which services were not pre approved by an Audit Committee, are compatible with maintaining the auditor's independence;

     (f) to review the arrangements for and scope of the annual audit and any special audits;

     (g) to review and approve the fees proposed to be charged to a Fund by the auditors for each audit and non-audit service;

     (h) to consider information and comments from the auditors with respect to a Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including a Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent an Audit Committee deems necessary or appropriate, to promote improvements in the quality of a Fund's accounting and financial reporting;

     (i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, a Fund's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on a Fund's financial statements

     (j) to resolve disagreements between management and the auditors regarding financial reporting;

     (k) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

     (l) to review with a Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in a Fund's internal control over financial reporting;

     (m) to establish procedures for the receipt, retention and treatment of complaints received by a Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of a Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

     (n) to set clear policies relating to the hiring by entities within a Fund's investment company complex of employees or former employees of the independent auditors;

     (o) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Fund's accounting or financial reporting;

     (p) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (q) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     The Audit Committees shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of a Fund, as appropriate.

     The Audit Committees may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. ROLE AND RESPONSIBILITIES OF THE AUDIT COMMITTEES

     The function of the Audit Committees are oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, each Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund's service providers, including the auditors.

     Although the Audit Committees are expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of a Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of a Fund and, in serving on a Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committees are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

V. OPERATIONS OF THE AUDIT COMMITTEES

     (a) Each Audit Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least annually in connection with the issuance of the Funds' audited financial statements. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

     (b) Each Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

     (c) Each Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

     (d) Each Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, a Fund's internal auditors or other personnel responsible for a Fund's internal audit function (if any) and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of a Fund's investment adviser and with entities that provide significant accounting or administrative services to a Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

     (e) Each Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

     (f) Each Audit Committee may select one of its members to be the chair and may select a vice chair.

     (g) A majority of the members of each Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of an Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

     (h) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. Each Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

                                   APPENDIX B


              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

PURPOSE

The Nominating and Corporate Governance Committee (the "Committee") of each of Cornerstone Strategic Value Fund, Inc., Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund (each a "Corporation" or collectively the "Corporations") is appointed by each Corporation's Board to assist in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees; and (ii) the development, adoption and periodic monitoring/updating of corporate governance principles and policies.

Each Committee is also responsible for producing a report to enable the respective Corporation to make the required disclosures in the Corporation's proxy statement, in accordance with applicable rules and regulations, regarding the nominations process and the work of this Committee.

COMPOSITION

Each Committee will consist of no fewer than two members. All members of the Committee must satisfy the independence requirements of the American Stock Exchange LLC ("AMEX") and other applicable regulatory requirements.

Each Board shall appoint the members of the Committee. Subject to earlier removal by the Board, each member shall serve until he or she is no longer a director of the Corporation, and until his or her successor shall have been duly elected and qualified. A Committee member may be removed by the Corporation's Board at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board. The Committee members shall elect a chairperson by a vote of a majority of the full Committee, or, if the members have failed to do so, then the Board shall designate a chairperson.

Each Committee may form and delegate authority to subcommittees of this Committee when appropriate.

STRUCTURE AND MEETINGS

The chairperson shall, after consultation with the other members of the Committee, (i) determine the dates, times and places for meetings of the Committee, and (ii) set the agenda for each meeting. The Committee shall hold at least one meeting each year, and such additional meetings as the chairperson determines are warranted under the circumstances in order for the Committee to fulfill its mandate. The chairperson of the respective Committee shall preside at each meeting of the Committee, except that in the absence of the chairperson at any particular meeting, then the Committee member designated by the chairperson shall preside at such meeting. A majority of the total number of Committee members then in office shall constitute a quorum for the transaction of committee business and all matters to be decided by the Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Committee.

DUTIES AND RESPONSIBILITIES

Each Committee shall have the following power, authority and responsibilities:

     1. Identify individuals qualified to become Board members and members of Board committees (including members to fill vacancies), consistent with criteria approved by the Board, and to recommend particular director nominees to the Board (including nominations for re-election of continuing/incumbent directors) for the next annual meeting of shareholders, except if and to the extent the Corporation is legally required by contract or otherwise to provide third parties with the ability to nominate directors (in which case the selection and nomination of such directors need not be subject to action by this Committee). Each Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise and exemplary personal integrity and reputation. Each Committee will have the sole authority to retain and terminate any search firm to be used to assist the Committee, and will have sole authority to approve the firm's fees and other retention terms. Each Committee will also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors at the Corporation's expense and will have sole authority to approve the any such advisor's fees and other retention terms.

     2. Develop and recommend to the respective Corporation's Board a set of corporate governance guidelines and principles applicable to the Corporation, including, without limitation, (i) a requirement that the Corporation's non-management directors meet at regularly scheduled executive sessions without Corporation management, (ii) director qualification standards (including qualification standards for service on Board committees), including independence, (iii) director responsibilities, including attendance at meetings and advance review of materials, (iv) director access to management and independent advisors, (v) director orientation and continuing education; (vi) management succession, including principles for CEO selection and performance review; and (vii) annual evaluation of Board and committee performance.

     3. Monitor data submitted to the Board by individual directors that may impact independence and make recommendations to the Board regarding action, if any, that may be required in view of such data.

     4. Consider and make recommendations to the Board on membership of Board committees and the responsibilities of those committees to enhance overall Board performance.

     5. Periodically evaluate and make recommendations with respect to: (i) director qualifications and selection criteria; and (ii) board size and composition.

     6. Periodically review and make recommendations with respect to the corporate governance guidelines and code of ethics.

     7. Review and reassess annually the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

     8. Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board.

OPERATING POLICIES

     1. Each Committee may, at its discretion, keep the minutes of all Committee meetings (designating in its discretion such individuals to record the minutes) and approve them by subsequent action. Each Committee will circulate the approved minutes, if any are taken, of the Committee meetings to the full Board for review.

     2. Each Committee will determine its rules of procedure in accordance with the Corporation's principles of corporate governance and the Corporation's Bylaws.

     3. At each regular Board meeting held following a Committee meeting, the chairperson of the Committee will report to the Board regarding the actions taken by and the activities and findings of the Committee since the last Board meeting, as well as any recommendations for action by the Board when appropriate.

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                PROXY CARD FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 15, 2008
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of Cornerstone Strategic Value Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. William A. Clark, Andrew A. Strauss, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801 , on April 15, 2008 at 11:30 a.m., Eastern Time, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

      The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (1) the election of two Class I Directors; and (2) the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders, in the interest of the Fund.

             (Continued and to be dated and signed on reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF
                     CORNERSTONE STRATEGIC VALUE FUND, INC.

                                 April 15, 2008

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF DIRECTORS) AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To approve the election of two (2) Class I Directors:

                                                   FOR          WITHHOLD

      Edwin Meese III                           / /             / /

      Ralph W. Bradshaw                         / /             / /

2. In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before the said Meeting or any adjournment thereof.

FOR          AGAINST         ABSTAIN

/ /           / /              / /

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE OF STOCKHOLDER____________________________ DATE___________________

SIGNATURE OF STOCKHOLDER____________________________ DATE___________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.